UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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RIVERNORTH OPPORTUNITIES FUND, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RIVERNORTH OPPORTUNITIES FUND, INC.
(the “Fund”)

1290 Broadway, Suite 1000
Denver, Colorado 80203
(855) 830-1222

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2022 AT 10:00 A.M. MOUNTAIN TIME

To the Stockholders of the Fund:

Notice is hereby given that the Special Meeting of Stockholders (the “Meeting”) of the Fund will be held as a telephone conference call at which no one will be allowed to attend in person, and at any adjournments thereof on June 29, 2022, at 10:00 a.m. Mountain Time, for the following purposes:

1.	To approve a new investment advisory agreement with RiverNorth Capital Management, LLC for the Fund; and
2.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

Proposal 1 is discussed in greater detail in the attached Proxy Statement. The Fund’s Board of Directors has concluded that Proposal 1 is in the best interest of the Fund and its stockholders and unanimously recommends that you vote “FOR” Proposal 1.

Stockholders of record at the close of business on May 9, 2022 are entitled to a notice of and to vote at the Meeting and any adjournments thereof.

We will be hosting this Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time on June 24, 2022, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET, BY TELEPHONE OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors of: RiverNorth Opportunities Fund, Inc. Kathryn A. Burns President of the Fund

May 13, 2022

VERY IMPORTANT NEWS FOR STOCKHOLDERS

You are being asked to vote on matters that impact your Fund investment. The following “Questions and Answers” section is designed to help you understand the important matters you are being asked to consider. It is a summary intended to assist you and is not as detailed as the discussion found in the attached Proxy Statement. For this reason, this section should be read in conjunction with the Proxy Statement and is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why am I receiving these proxy materials?
A.	You are receiving these proxy materials because you are a stockholder of the Fund. The Board of Directors of the Fund has approved a new management agreement (the “Management Agreement”) for the Fund. The Management Agreement will not take effect for the Fund unless and until it is approved by the Fund’s stockholders. As a Fund stockholder, you have the right to vote on this matter. The Board of Directors recommends that you vote “FOR” Proposal 1, to approve the Management Agreement.
Q.	What matters am I being asked to vote on?
A.	You are being asked to approve the Management Agreement for the Fund.

The Board of Directors recommends that you vote “FOR” Proposal 1, to approve the Management Agreement.

The proposal relates to the approval of a Management Agreement for the Fund with RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), which currently serves as the sub-adviser to the Fund under the Fund’s investment sub-advisory agreement (the “Sub-Advisory Agreement”) with RiverNorth. If approved, the Management Agreement would replace the Fund’s current investment advisory agreement with ALPS Advisors, Inc. (“ALPS”) dated June 29, 2018. This proposal will not result in a change in the level and types of services provided to the Fund and, without taking into account leverage, will not result in an increase in a Fund’s current net expense ratio. Taking into account leverage as of the date of the Proxy Statement, the proposal will not result in an increase in the Fund’s current expense ratio; however, this may change as leverage changes over time. If the Management Agreement is approved by stockholders of a Fund, the Fund would adopt a “unitary fee” structure which will replace the current “variable fee” structure as described below.

The Fund currently has a variable fee structure where the Fund pays an advisory fee under the Advisory Agreement and also pays “variable fees” to cover other Fund expenses (including administrative services). Under this fee structure, Fund expenses, as a percentage of Fund assets, can be expected to change from year to year. Fund expenses are paid directly by the Fund. Because these other expenses vary, as a percentage of Fund assets, based on actual costs incurred and the size of the Fund, the fees paid by Fund stockholders can be expected to vary from year to year.

Under the Management Agreement, the Adviser will receive a management fee as compensation for serving as investment adviser. In return, the Adviser pays all expenses of the Fund, except certain expenses as discussed below. As a result, the level of expenses (as a percentage of a Fund’s net assets) paid by stockholders of the Fund generally will not change from year to year (unless the Fund incurs one or more of the enumerated excluded expenses).

The adoption of a unitary fee structure is intended to eliminate the downside risk for stockholders that Fund fees might increase, as a percentage of Fund assets, during periods when Fund expenses increase or when Fund assets decline. The unitary fee structure would, however, also generally eliminate the possibility for any decrease in total fund expense ratios during periods when assets under management increased, which could lead to increased profitability to RiverNorth and its affiliates as they achieve economies of scale.

If the proposal is approved by the Fund’s stockholders it will take effect on October 1, 2022 or such later date as is determined by the officers of the Fund after the Management Agreement is approved by the Fund’s stockholders. At that time, the Advisory Agreement and the Sub-Advisory Agreement will be terminated.

i

In the event stockholders of the Fund do not approve the Management Agreement, the Advisory Agreement and Sub-Advisory Agreement will remain in place for the Fund.

Q.	Why am I being asked to vote?
A.	Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”) provides that no person may serve as an investment adviser to a fund except pursuant to a written contract that, among other things, has been approved by a vote of a majority of the fund’s outstanding voting securities, as defined in the 1940 Act. As a stockholder of the Fund as of May 9, 2022 you are entitled to vote on this matter. Your vote is very important. We encourage you to read these materials and vote in accordance with the instructions on your proxy card.
Q.	Will there be any changes to the operations or service providers of the Fund as a result of the proposal?
A.	No material changes to the operations of the Fund or changes to the Fund’s service providers are expected if the proposal is approved.
Q.	How do the terms of the Management Agreement differ from the Fund’s current investment advisory agreement (the “Advisory Agreement”)?
A.	While the terms of the Management Agreement proposed for the Fund is generally similar to the Fund’s Advisory Agreement, the agreements differ in certain respects, such as the services provided, scope of the limitation of liability provision, and the governing laws. These and other differences between the Management Agreement and Advisory Agreement are described in detail under the “Terms of the Advisory Agreement and the Management” section of this Proxy Statement.
Q.	Who is paying the costs of this proxy and the Meeting?
A.	The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Adviser. The Adviser will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Common Shares and Preferred Shares.
Q.	Who is asking for my vote?
A.	The enclosed proxy is being solicited by the Board of Directors for use at the Meeting to be held on June 29, 2022, and, if the Meeting is adjourned or postponed, at any later meetings for the purposes stated in the Notice of Special Meeting of Stockholders.
Q.	How does the Board of Directors recommend that I vote?
A.	After careful consideration, the Board of Directors unanimously recommends that you vote “FOR” Proposal 1, to approve the Management Agreement. Please see the sections entitled “Detailed Discussion” and “Consideration by the Board” for a discussion of the Board of Directors’ considerations in making such recommendation.
Q.	What vote is required to approve the proposal?
A.	To be approved with respect to a particular Fund, the proposal must be approved by a vote of a majority of the outstanding voting securities of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities present at the Meeting, if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.
Q.	Will my vote make a difference?
A.	Yes! Your vote is needed to ensure that Proposal 1 can be acted upon. We encourage all stockholders to participate in the governance of the Fund. Additionally, your immediate response via the Internet, by telephone or the enclosed proxy card will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?
A.	You should vote because every vote is important. If numerous stockholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the vote on the proposal, as well as generate unnecessary costs.
Q.	How do I vote?
A.	You may vote on the proposal by any of the following methods: (1) date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope; (2) visit the website listed on your proxy card; or (3) call the number listed on your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please contact the Fund at 1290 Broadway, Suite 1000, Denver, Colorado 80203, or by telephone at (855) 830-1222.
Q.	How do I sign the proxy card?
A.	Stockholders should sign exactly as their names appear on the account registration shown on the proxy card.
Q.	What is the deadline for submitting my vote?
A.	We encourage you to vote as soon as possible. Unless you attend the Meeting, your vote must be received by no later than the time of the Meeting on June 29, 2022, at 10:00 a.m. Mountain Time.
Q.	Whom do I call if I have questions?
A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please contact the Fund at 1290 Broadway, Suite 1000, Denver, Colorado 80203, or by telephone at (855) 830-1222.

Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares or Preferred Shares via telephone or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

The Meeting is important. Kindly indicate your vote as to the items to be discussed at the meeting by following the instructions in the attached proxy card or voting instruction form. You may still attend the Meeting, even if you vote your shares beforehand.

Intentionally Left Blank

RIVERNORTH OPPORTUNITIES FUND, INC.

1290 Broadway, Suite 1000
Denver, Colorado 80203
(855) 830-1222

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
to be held on June 29, 2022
at 10:00 a.m. Mountain Time

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the RiverNorth Opportunities Fund, Inc. (the “Fund”), a closed-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), for use at the Special Meeting of Stockholders of the Fund (the “Meeting”) to be held on June 29, 2022, at 10:00 a.m. Mountain Time, as a telephone conference call meeting at which no one will be allowed to attend in person, and at any adjournments thereof. This Proxy Statement was first mailed to stockholders on or about May 13, 2022.

Proposals to be Considered at the Meeting

1.	To approve a new management agreement with RiverNorth Capital Management, LLC for the Fund; and
2.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

The Board recommends that you vote FOR Proposal 1, to approve a new management agreement with RiverNorth Capital Management, LLC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2022.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended July 31, 2021, and the Fund’s most recent semi-annual report, including unaudited financial statements for the fiscal period ended January 31, 2022, are available upon request, without charge, by writing to the Fund at 1290 Broadway, Suite 1000, Denver, Colorado 80203, by calling the Fund at (855) 830-1222, on the internet at www.rivernorthcef.com. Copies of the proxy materials are available on www.proxy-direct.com/alp-32717. Stockholders are encouraged to review these materials before voting.

Voting Information

Your vote is important!

The Board recommends that you vote FOR Proposal 1, to approve a new management agreement with RiverNorth Capital Management, LLC for the Fund.

As further described below, you may vote on the proposals by any of the following methods:

(1)	date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope;
(2)	visit the website listed on your proxy card; or
(3)	call the number listed on your proxy card.

If voting by paper, it is important that the proxy be returned promptly.

The Board solicits proxies so that each stockholder, including those that cannot attend the Meeting, has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, shares represented thereby will be voted in accordance with the instructions marked thereon. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares or Preferred Shares via telephone or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

The presence telephonically or by proxy of the holders of shares of common stock of the Fund entitled to cast one-third (33 1/3 percent) of the votes entitled to be cast shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment for the Meeting may be called by the chairman of the meeting to a date not more than 120 days after the original record date. If a quorum is present, the persons named as proxies will vote thereon according to their best judgment in the interests of the Fund.

Shares Eligible to Vote

At the close of business on May 9, 2022 (the “Record Date”), only stockholders of record are entitled to receive notice of the Meeting and to vote those shares for which they are the record owners, at either the Meeting or any adjournment or postponement thereof. At the Meeting, the holders of the preferred shares with a par value of $0.0001 per share (“Preferred Shares”) will vote together with the holders of the common shares with a par value of $0.0001 per share (“Common Shares”) as a single class on the proposals. As of the Record Date, the outstanding voting securities of the Fund consisted of 18,146,254 Common Shares and 3,910,000 Preferred Shares. There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Number of Votes per Share

The holders of Common Shares and Preferred Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

v

In order that your Common Shares and Preferred Shares may be represented at the Meeting, you are being requested to vote on the following matter:

PROPOSAL 1
APPROVAL OF NEW MANAGEMENT AGREEMENT

Introduction

The proposal relates to the approval of a management agreement. Stockholders of the Fund are being asked to vote to approve a new management agreement (the “Management Agreement”) with RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), which currently serves as the sub-adviser to the Fund under the Fund’s investment sub-advisory agreement (the “Sub-Advisory Agreement”) with RiverNorth. If approved, the Management Agreement would replace the Fund’s current investment advisory agreement (the “Advisory Agreement”) with ALPS Advisors, Inc. (“ALPS”) dated June 29, 2018. This proposal will not result in a change in the level and types of services provided to the Fund and, without taking into account leverage, will not result in an increase in a Fund’s current net expense ratio. Taking into account leverage as of the date of the Proxy Statement, the proposal will not result in an increase in the Fund’s current expense ratio; however, this may change as leverage changes over time. If the Management Agreement is approved by stockholders of a Fund, the Fund would adopt a “unitary fee” structure which will replace the current “variable fee” structure as described below.

The Fund currently has a variable fee structure where the Fund pays an advisory fee under the Advisory Agreement and also pays “variable fees” to cover other Fund expenses (including administrative services). Under this fee structure, Fund expenses, as a percentage of Fund assets, can be expected to change from year to year. Fund expenses are paid directly by the Fund. Because these other expenses vary, as a percentage of Fund assets, based on actual costs incurred and the size of the Fund, the fees paid by Fund stockholders can be expected to vary from year to year.

Under the Management Agreement, the Adviser will receive a management fee as compensation for serving as investment adviser. In return, the Adviser pays all expenses of the Fund, except certain expenses as discussed below. As a result, the level of expenses (as a percentage of a Fund’s net assets) paid by stockholders of the Fund generally will not change from year to year (unless the Fund incurs one or more of the enumerated excluded expenses).

The adoption of a unitary fee structure is intended to eliminate the downside risk for stockholders that Fund fees might increase, as a percentage of Fund assets, during periods when Fund expenses increase or when Fund assets decline. The unitary fee structure would, however, also generally eliminate the possibility for any decrease in total fund expense ratios during periods when assets under management increased, which could lead to increased profitability to RiverNorth and its affiliates as they achieve economies of scale.

If the proposal is approved by a Fund’s stockholders it will take effect on October 1, 2022 or such later date as is determined by the officers of the Fund after the Management Agreement is approved by the Fund’s stockholders. At that time, the Advisory Agreement and the Sub-Advisory Agreement will be terminated.

In the event stockholders of the Fund do not approve the Management Agreement, the Advisory Agreement and Sub-Advisory Agreement will remain in place for the Fund.

Detailed Discussion

Approval of the Management Agreement by the Board. At a meeting of the Board held on March 17, 2022 (the “March 2022 Board Meeting”), the Board considered and unanimously voted in favor of the Management Agreement. The Management Agreement was approved by the Directors who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund and who are not interested persons of any party to the Management Agreement.

At the March 2022 Board Meeting, the Board considered various factors before approving the Management Agreement. The Board noted that certain other closed-end funds overseen by the Board had a unitary fee structure and had prior conversations with respect to those funds on unitary fees generally, industry practices and related matters. The Board considered the fact that under the Management Agreement, the Fund’s management fees and certain other expenses will be a fixed percentage of the Fund’s average daily Managed Assets that would not vary from year to year except to the extent that the Fund incurs fees or expenses excluded from payment by the Adviser, as described below.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). The Board also noted that Fund fees and expenses, including among others administration, transfer agency, custody, trustee, certain legal and audit fees and expenses, will be covered by the unitary fee under the Management Agreement.

In contrast, under the current arrangement for the Fund, the percentage level of total Fund fees and expenses could be expected to vary from year to year.

The fees and expenses excluded from payment by the Adviser under the Management Agreement are taxes and governmental fees (if any) levied against the Fund; brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund; costs of borrowing money including interest expenses or engaging in other types of leverage financing; dividend and/or interest expenses and other costs associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares or other instruments for the purpose of incurring leverage; fees and expenses of any underlying funds in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; fees and expenses, including travel expenses and fees and expenses of legal counsel retained for the benefit of the Fund or directors of the Fund who are not officers, employees, partners, stockholders or members of the Adviser or its affiliates; fees and expenses associated with and incident to stockholder meetings and proxy solicitations involving contested elections of directors, stockholder proposals or other non-routine matters that are not initiated or proposed by the Adviser; legal, marketing, printing, accounting and other expenses associated with any future share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering; expenses associated with tender offers and other share repurchases and redemptions; and other extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limit, expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Fund to indemnify its directors, officers, employees, stockholders, distributors and agents with respect thereto.

The following chart sets forth the current advisory fee rate, the current expense ratio and the proposed unitary fee rate under the Management Agreement.

Advisory Fee Rate (Advisory Agreement)	Current Total Annual Operating Expenses	Unitary Fee Rate (Management Agreement)
1.00% of average daily Managed Assets	1.35% of average daily Managed Assets[1]	1.30% of average daily Managed Assets

Regardless of the current structure, the proposal will not result in a change in the level and types of services provided to the Fund and, without taking into account leverage, will not result in an increase in the Fund’s current net expense ratio. Taking into account leverage as of the date of the Proxy Statement, the proposal will not result in an increase in the Fund’s current expense ratio; however, this may change as leverage changes over time.

The Board also considered that the unitary fee structure would address the downside risk for stockholders that the total Fund expense ratio might increase during periods when assets under management decline and Fund expenses become a larger percentage of Fund assets. Conversely, the Board considered that the unitary fee structure would also generally eliminate the possibility for any decrease in the total Fund expense ratio during periods when assets under management increased, which could lead to increased profitability to RiverNorth and its affiliates as they achieve economies of scale. On balance, the Board concluded that the benefit to stockholders resulting from protection from the risk of higher expense ratio outweighed the fact that an increase in Fund assets would not necessarily result in a decrease in expense ratios. The Board noted that total fund expense ratio for the Fund had been consistently higher, since its inception, than the proposed unitary fee rate and that generally it would require a significant increase in assets or reduction in expenses for the proposed unitary fee rate to exceed such Fund’s level of expenses. The Board also considered that it would have the opportunity to reconsider the proposed unitary fee rate each year (after the initial two-year term of the Management Agreement) as part of the annual review and renewal of the Management Agreement. The Board also considered that the adoption of a unitary fee structure by the Fund would mirror the fee structure already in place for several other RiverNorth managed closed-end funds.

1 The Current Total Annual Operating Expenses were determined based on the Fund’s current leverage. Should leverage increase, the Current Total Annual Operating Expenses would increase.

The Board considered the two different fee structures and determined that it would be in stockholders’ best interests to switch to a unitary fee structure.

Terms of the Advisory Agreement and the Management Agreement

This section summarizes the terms of the Management Agreement and the differences between the terms of the Management Agreement and the terms of the Advisory Agreement.

The material difference between the two Agreements is the change related to the Adviser’s assumption of responsibility for all Fund operating expenses (subject to certain exclusions) as a result of the change to the unitary fee structure. The Management Agreement proposed for the Fund is generally similar to the terms of the Fund’s Advisory Agreement, except for:

●	certain services provided under the Advisory Agreement that are not explicitly specified in the Management Agreement,
●	scope of the limitation of liability provisions,
●	the Advisory Agreement’s provision that provides that there are no third party beneficiaries to the agreement,
●	governing laws for the two agreements, and
●	Fund’s limited rights regarding the use of the name “RiverNorth” under the Management Agreement.

RiverNorth represented that the changes reflected in the proposed Management Agreement are intended to combine services provided by RiverNorth in exchange for a Fund’s payment of the unitary fee and to clarify and modernize the terms of the Advisory Agreement. The changes do not affect in any way the nature or quality of the services provided to the Fund.

Services Provided. The investment advisory services to be provided by RiverNorth to the Fund under the Management Agreement are substantially similar to those provided currently by ALPS under the Fund’s Advisory Agreement. Pursuant to the terms of the Management Agreement, RiverNorth would provide the Fund with discretionary investment advice and furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. While the Management Agreement does not explicitly state that RiverNorth will (i) provide the Fund with the investment research and statistical data, advice and supervision, data processing and clerical services and (ii) provide the Fund with access to certain office facilities, as specified under the Advisory Agreement, RiverNorth has represented during a special meeting of the Board held in March 2022 that this is modernized language and RiverNorth would be providing (i) and (ii) above to the Fund at no expense to the Fund.

Limitation of Liability. Under the Management Agreement, RiverNorth, its directors, officers, employees, stockholders, members, agents, control persons or affiliates of any thereof shall not be liable for, or any damages, expenses or losses incurred by the Fund in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which the Management Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of RiverNorth’s duties under the Management Agreement, or by reason of reckless disregard by any of such persons of RiverNorth’s obligations and duties under the Management Agreement.

The Advisory Agreement includes a similar provision, except that the Advisory Agreement provision does not specify its applicability to the “directors, officers, employees, stockholders, members, agents, control persons or affiliates” of ALPS.

No Third Party Beneficiaries. While the Advisory Agreement provides that there are no third party beneficiaries of the agreement, the Management Agreement does not contain such provision.

The summary of the Management Agreement is qualified by reference to the proposed Management Agreement attached to this Proxy Statement as Appendix A. The Advisory Agreement is set forth in Appendix B.

Other Provisions Under the Advisory Agreement and the Management Agreement

Use of Subadvisers. Consistent with the Advisory Agreement, the Management Agreement specifically permits RiverNorth to enter into subadvisory agreements with subadvisers to whom RiverNorth may delegate its responsibility for providing investment advice and making investment decisions for the particular Fund or a portion thereof. Any such delegation does not relieve RiverNorth from any liability under the Management Agreement.

While the Management Agreement allows RiverNorth to delegate “any or all of the responsibilities,” under the Advisory Agreement, the services that may be delegated are limited to the following: (i) managing the Fund’s assets and continuously investing and reinvesting the Fund’s assets on a fully discretionary basis; (ii) making investment decisions for the Fund; (iii) determining what securities shall be purchased for the Fund, and what securities shall be held or sold by the Fund; and (iv) determining what portion of the Fund’s assets shall be held uninvested. Additionally, the Advisory Agreement specifies that should a subadviser chooses to utilize reverse repurchase agreement obligations, derivative instruments or other instruments or trading practices that, according to the Securities and Exchange Commission (“SEC”) or its staff, may cause senior securities concerns, the monitoring of the use of such instruments or trading practices for compliance with the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, is the responsibility of the subadviser and not ALPS.

Limitation of Liability to Fund Property. The Management Agreement sets forth that the obligations of the Fund under the Management Agreement shall not be binding upon any of Directors, officers, employees, agents or nominees of the Fund, or any stockholders of any series of the Fund, personally, but bind only the property of the Fund, as provided in the Articles of Incorporation. The Advisory Agreement contains a similar provision but does not include “employees, agents or nominees” in the exclusion.

Governing Law. While the Advisory Agreement is governed by the laws of the State of Delaware, the Management Agreement will be governed by the laws of the State of Maryland.

Termination. Both the Advisory Agreement and the Management Agreement terminate automatically in the event of an “assignment” (as defined in the 1940 Act) and may be terminated without penalty at any time by majority vote of the entire Board, or by vote of the holders of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of a Fund, on 60 days’ written notice to RiverNorth, or by RiverNorth on 60 days’ written notice to the Fund. While the Advisory Agreement provides that ALPS shall provide the Fund with reasonable written notice of any event, transaction, or circumstance that could result in an assignment of the Advisory Agreement but the Management Agreement does not contain any similar provision.

Term and Continuance of the Agreements. If approved by stockholders, the Management Agreement would become effective with respect to a Fund on October 1, 2022 or such later date as is determined by the officers of the Fund after the Management Agreement is approved by the Fund’s stockholders and would have an initial period of two years. Thereafter, the Management Agreement would continue from year to year subject to annual renewal by the Board in conformity with the requirements of the 1940 Act. These provisions are consistent with the provisions in the Advisory Agreement.

Use of Name. The Management Agreement contains a provision delineating that the Fund acknowledges that all rights to the name “RiverNorth” belongs to RiverNorth and that the Fund is being granted a limited license to use such name. The Advisory Agreement does not contain any similar provision, but a separate agreement between RiverNorth and the Fund grants this license.

Consideration by the Board

The Board meets regularly throughout the year and considers factors that are relevant to its consideration of investment advisory agreements at each meeting. The Board also meets for the specific purpose of considering approvals of amendments to and new investment advisory agreements for the Fund. At the March 2022 Board Meeting, the Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Trust, Adviser or any of its affiliates (“Independent Directors”), approved the Management Agreement on behalf of the Fund to take effect on October 1, 2022 or such later date as is determined by the officers of the Fund after the Management Agreement is approved by the Fund’s stockholders.

As part of their review of the Management Agreement, the Directors considered and reviewed information regarding the Proposal received from the Adviser. They also considered information received in connection with the August 2021 board meeting when the Directors last approved the Advisory Agreement for the Fund. This included comprehensive information concerning the nature and quality of services provided by the Adviser, “fall-out” benefits received by the Adviser, and information on profitability and performance of the Fund. Before voting on the Management Agreement, the Directors reviewed the agreement with representatives of the Adviser, counsel to the Fund and independent Directors and received a memorandum from counsel discussing the legal standards for their consideration of the Management Agreement. The Directors also discussed the Management Agreement in executive session with counsel at which no representatives of the Adviser were present. A summary of the material factors evaluated by the Directors in determining whether to approve Management Agreement is provided below.

The Directors considered information provided with respect to the Fund over the course of the year, as well as the materials furnished specifically in connection with this approval process. Each Director attributed his or her own evaluation of the significance of the various factors and no factor alone was considered determinative. The Directors determined that the proposed compensation to be received by RiverNorth from the Fund under the Management Agreement was fair and reasonable and that the approval of the Management Agreement was in the best interests of the Fund and its stockholders.

The factors summarized below were considered and discussed by the Directors in reaching their conclusions:

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services to be provided by RiverNorth, the Directors considered the investment management process that RiverNorth uses in managing the assets of the Fund, including the experience and capability of RiverNorth’s management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund’s investment policies and restrictions. The Board noted that the RiverNorth personnel servicing the Fund would remain unchanged. The Directors also considered the continued favorable assessment provided by ALPS as to the nature and quality of the services provided by RiverNorth and the ability of RiverNorth to fulfill its contractual obligations.

Based on the totality of the information considered, the Directors agreed that the Fund would benefit from the nature, extent and quality of RiverNorth’s services, as the Fund’s proposed adviser, based on its experience, operations and resources and strong track record in its role as the Fund’s sub-adviser.

Indirect Benefits

The Board considered any ancillary or indirect benefits that could accrue to RiverNorth as a result of its relationships with the Fund. The Board also considered that RiverNorth did not expect to receive any such ancillary benefits beyond reputational benefits related to its role with Fund. The Board concluded that the benefits accruing to RiverNorth by virtue of its relationships to the Fund appeared to be reasonable.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

While information concerning the actual profitability to the Adviser and its affiliates with respect to the Management Agreement is not available (because the Management Agreement is not yet in effect), the Directors received and considered information regarding the anticipated profitability to the Adviser in providing services to the Fund. In conjunction with the consideration of the Management Agreement, the Directors also considered that the Adviser’s profitability was not expected to change in the near term as a result of the transition to the unitary fee structure. The Directors reviewed and discussed the profitability information. The Directors recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services to be provided to the Fund, less expenses of providing such services. The Directors also recognized that it is difficult to make direct comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Directors concluded that the profitability to the Adviser was not unreasonable in light of the services and benefits provided to the Fund.

Profitability and Economies of Scale

In connection with its review of the Advisory Agreement, the Board discussed potential economies of scale or other efficiencies that may result from increases in the Fund’s asset levels. The Directors noted that the management fees and other expenses paid by the Fund under the Management Agreement would be the same as or less than the amounts the Fund would have paid under the prior structure, taking into account current leverage; however, this may change as leverage changes over time. The Directors further considered that stockholders would benefit because expenses would be limited even if Fund assets decrease. The Directors also considered the fact that increases in assets may not lead to fee decreases even if economies of scale were achieved, but that they will have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future.

Investment Performance

The Board reviewed the Fund’s investment performance over time and compared that performance to other funds in a peer group comparison report from FUSE, an independent research firm that, among other services, provides assistance to investment companies in connection with the advisory agreement approval process. The Board considered the Fund’s NAV and market price returns relative to the returns for funds in the peer groups, noting on a NAV basis, the Fund had outperformed the FUSE peer group median for the one-year, three-year and since inception periods. Using market price returns, the Directors acknowledged that the Fund outperformed the FUSE peer group median return for the one-year and three-year periods. In comparison to the benchmark, the Board noted that the Fund underperformed for the one-year, three-year and since inception periods. The Directors also considered the Fund’s strong risk adjusted returns since inception, which they acknowledged were achieved despite the fact that the Fund has generally seen a bull-market since inception. After considering all of the information provided, the Board agreed that the Fund’s performance supported the approval of the Management Agreement with RiverNorth.

Fees and Expense

The Directors considered the contractual unitary management fee rate that will be paid by the Fund to the Adviser and compared that rate to the information provided by the Adviser concerning management fee rates paid by other funds. The Directors also considered information comparing the management fee for the Fund to the expense ratios of funds and accounts with similar investment objectives or in similar asset classes managed by the Adviser.

The Directors noted that the Fund’s estimated unitary management fees were in line with fees for identified peer funds. After considering the factors identified above, in light of the information, the Directors concluded that the proposed management fees were reasonable.

Accordingly, in consideration of the factors discussed above, the Board recommends that stockholders vote for Proposal 1.

What is the voting requirement for Proposal 1?

Approval of Proposal 1 requires a “yes” vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of “a majority of the outstanding securities” means the vote of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

If stockholders of the Fund approve the Management Agreement, it will become effective on the later of: (1) October 1, 2022 and (2) such later date as is determined by the officers of the Fund after the Management Agreement is approved by the Fund’s stockholders. In the event that sufficient votes to approve the proposal are not received, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Alternatively, if stockholders of the Fund do not approve the Management Agreement, the Advisory Agreement and Sub-Advisory Agreement will remain in effect until terminated in accordance with their terms and the Board will consider whether to pursue alternative action.

Abstentions; Voting Results

For the purpose of voting on Proposal 1, withheld votes or abstentions will not be counted as votes cast. Withheld votes or abstentions, however, will be considered to be present at the Meeting for purposes of determining the existence of the Fund’s quorum and will have the same effect as votes cast against Proposal 1.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF PROPOSAL 1

Additional Information about RiverNorth

The following table identifies the name and principal occupation of the principal executive officers and each member of the Board of Managers of RiverNorth. The address of each of them is c/o 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401.

Name	Principal Occupation
Patrick W. Galley	Board of Managers; Chief Executive Officer and Chief Investment Officer
Brian H. Schmucker	Board of Managers
Jon Mohrhardt	Board of Managers; President and Chief Operating Officer
Marcus L. Collins	Secretary and General Counsel

Patrick W. Galley is a stockholder of RiverNorth. The officers listed on Appendix C are officers and/or employees of RiverNorth’s parent company, RiverNorth Financial Holdings, LLC, or any of its affiliates. No officers of the Fund hold securities of RiverNorth or its affiliates.

The Adviser acts as investment adviser to the following investment companies that have substantially similar investment objective and strategies as the Fund:

Fund	Fund Assets as of May 9, 2022	Investment Advisory Fee Rate	Expense Limitation
RiverNorth Core Opportunity Fund	$62,478,979	1.00%	None

GENERAL INFORMATION ABOUT THE FUND

Portfolio Transactions and Brokerage

The Fund paid brokerage commissions of $38,494 to an affiliated broker-dealer during the fiscal year ended July 31, 2021.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters, including adjournments, are properly brought before a Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Organization and Operation of the Fund

The Fund was organized as a Maryland corporation on September 9, 2010 and is registered as a diversified, closed-end management investment company under the 1940 Act. The Fund commenced investment operations on December 24, 2015. ALPS Fund Services, Inc. (“AFS”) is the Fund’s administrator. ALPS.is the Fund’s investment adviser. Each of the Fund, ALPS and AFS are located at 1290 Broadway, Suite 1000, Denver, CO 80203. DST Systems, Inc., an affiliate of ALPS and AFS, is the Fund’s transfer agent and is located at 333 West 11th Street, 5th floor, Kansas City, Missouri 64105. RiverNorth Capital Management, LLC is the Fund’s investment sub-adviser and is located at 360 South Rosemary Avenue, West Palm Beach, Florida 33401.

Principal Shareholders of the Fund

Appendix C includes information on the persons who owned of record, or were known to own beneficially, 5% or more of the outstanding shares of the Fund.

Information about Directors and Officers of the Fund

Information about Directors and Officers of the Fund can be found in Appendix D.

Purchases or Sales of Securities of the Adviser

Since the beginning of the most recently completed fiscal year, no Director of the Fund has made any purchases or sales of securities involving more than 1% of the outstanding securities of any class of RiverNorth or any of its affiliates.

Other Methods and Costs of Proxy Solicitation

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of DST Systems, Inc. (“DST”), the Fund’s transfer agent, AFS and affiliates of DST, AFS, the Adviser or Sub-Adviser, as well as other representatives of the Fund may also solicit proxies by telephone or Internet. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Adviser. In addition, the Fund has engaged Computershare Fund Services (“Computershare”) to assist in the proxy effort for the Fund. Under the terms of the engagement, Computershare will be providing a web site for the dissemination of these proxy materials, printing, mailing and tabulation services. The estimated fees anticipated to be paid to Computershare is approximately $83,777. The Adviser will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Common Shares and Preferred Shares.

Stockholder Communications with Board of Directors

Stockholders may mail written communications to the Fund’s Board, to committees of the Board or to specified individual Directors in care of the Secretary of the Fund, 1290 Broadway, Suite 1000, Denver, Colorado 80203. All stockholder communications received by the Secretary will be forwarded promptly to the Board, the relevant Board’s committee or the specified individual Directors, as applicable, except that the Secretary may, in good faith, determine that a stockholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Proxy Delivery and Householding

If you and another stockholder share the same address, the Fund may only send one Proxy Statement unless you or the other stockholders(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. You may contact the Fund at 1290 Broadway, Suite 1000, Denver, Colorado 80203, or by telephone at (855) 830-1222.

YOUR VOTE IS IMPORTANT! Please VOTE By ANY OF THE FOLLOWING METHODS:

(1)	DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE;
(2)	VISIT THE WEBSITE LISTED ON YOUR PROXY CARD; OR
(3)	CALL THE NUMBER LISTED ON YOUR PROXY CARD.

IF VOTING BY PAPER, IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY. YOU MAY ALSO VOTE BY ATTENDING THE MEETING TELEPHONICALLY.

APPENDIX A
MANAGEMENT AGREEMENT

TO:	RiverNorth Capital Management, LLC 360 South Rosemary Avenue, Suite 1420 West Palm Beach, Florida 33401

Dear Sirs:

RiverNorth Opportunities Fund, Inc. (the “Company”) herewith confirms our agreement with you.

The Company has been organized to engage in the business of a closed-end management investment company.

You have been selected to act as the sole investment manager of the series of the Company set forth on the Exhibit to this Agreement (the “Fund”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Company agrees with you as follows effective upon the date of the execution of this Agreement.

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Directors of the Company, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Company as the Board of Directors of the Company may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Company in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Company.

2.	USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the Directors who are not interested persons of you or of the Company, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”) by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Company has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.	ALLOCATION OF CHARGES AND EXPENSES

As part of the unified management fee payable hereunder, you will provide or cause to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Fund, except (unless otherwise described in the Fund’s Prospectus or otherwise agreed to in writing), the Fund will pay, in addition to the unified management fee, taxes and governmental fees, if any, levied against the Fund; brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limit, through the use by the Fund of tender option bond transactions; costs, including dividend and/or interest expenses and other costs (including, without limit, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares or other instruments (such as the use of tender option bond transactions) for the purpose of incurring leverage; fees and expenses of any Underlying Funds in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; fees and expenses, including travel expenses and fees and expenses of legal counsel retained for the benefit of the Fund or directors of the Fund who are not officers, employees, partners, shareholders or members of the Adviser or its affiliates; fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of directors, shareholder proposals or other non-routine matters that are not initiated or proposed by the Adviser; legal, marketing, printing, accounting and other expenses associated with any future share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering; expenses associated with tender offers (other than any Eligible Tender Offer) and other share repurchases and redemptions; and other extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limit, expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Fund to indemnify its directors, officers, employees, shareholders, distributors and agents with respect thereto.

You will also pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering portfolio management services to the Company who are directors, officers, employees, members or stockholders of your corporation or limited liability company. You will make available to the Board of Directors, without expense to the Fund, such of your employees as the Board may request to participate in Board meetings and provide such reports and other assistance as the Directors may reasonably request.

4.	COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee based on the average value of the daily managed assets of the Fund and paid at an annual rate as set forth on the Exhibit executed with respect to the Fund and attached hereto.

The average value of the daily managed assets of a Fund shall be determined pursuant to the applicable provisions of the Articles of Incorporation or a resolution of the Board of Directors, if required. If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the managed assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of a Fund, it is understood that you (or the applicable sub-adviser retained pursuant to paragraph 2 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Directors from time to time. You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or the sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your (or the sub-adviser’s) overall responsibilities with respect to the Fund and to accounts over which you (or the sub-adviser) exercise investment discretion. The Fund and you (and the sub-adviser) understand and acknowledge that, although the information may be useful to the Fund and you (and the sub-adviser), it is not possible to place a dollar value on such information. The Board of Directors shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund’s portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund’s portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Directors has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you (or the sub-adviser), any of your (and the sub-adviser’s) affiliates or any affiliates of your (or the sub-adviser’s) affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you (or the sub-adviser) give any advice to your clients (or clients of the sub-adviser) concerning the shares of a Fund, you (or the sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.	PROXY VOTING

You will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Company prior to the execution of this Agreement

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Company with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Directors of the Company a written report that describes any issues arising under the code of ethics since the last report to the Board of Directors, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.	SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

The Company and you acknowledge that all rights to the name “RiverNorth” or any variation thereof belong to you, and that the Company is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Company’s right to the use of the name “RiverNorth” shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Company. Nothing contained herein shall impair or diminish in any respect, your right to use the name “RiverNorth” in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Company for the right to use this name.

9.	LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Company in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a Director, officer, employee or agent of the Company, shall be deemed, when rendering services to the Company or acting on any business of the Company (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Company and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date of this Agreement for the Fund that has executed an Exhibit hereto as of the date of this Agreement and shall continue in effect with respect to the Fund (and any subsequent Fund added pursuant to an Exhibit executed during the initial two-year term of this Agreement) for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Company’s Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Directors of the Company who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Directors, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Directors, including a majority of the Directors who are not interested persons of you or of the Company, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO COMPANY PROPERTY

The term “RiverNorth managed closed-end funds” means and refers to the Directors from time to time serving under the Company’s Articles of Incorporation as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Company hereunder shall not be binding upon any of Directors, officers, employees, agents or nominees of the Company, or any shareholders of any series of the Company, personally, but bind only the property of the Company (and only the property of the applicable Fund), as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and shareholders of the applicable Fund and signed by officers of the Company, acting as such, and neither such authorization by such Directors and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Company (and only the property of applicable Fund) as provided in its Articles of Incorporation. A copy of the Articles of Incorporation is on file with the Secretary of State of Maryland.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Company are the property of the Company and you agree to surrender promptly to the Company such records upon the Company’s request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Company that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION

(a)                 This Agreement shall be governed by the laws of the State of Maryland.

(b)                 For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)                 Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company is 360 South Rosemary Avenue, West Palm Beach, Florida 33401.

17.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Company and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Directors of the Company has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither your nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund’s portfolio holdings.

18.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Company, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

RiverNorth Opportunities Fund, Inc.

Dated: as of __________, 2022	By:
Print Name:
Title:

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

RiverNorth Capital Management, LLC

Dated: as of __________, 2022	By:
Print Name:
Title:

Exhibit 1

Fund	Percentage of Average Daily Managed Assets
RiverNorth Opportunities Fund, Inc.	1.30%

APPENDIX B
RIVERNORTH OPPORTUNITIES FUND, INC.
INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this 29th day of June, 2018, by and between ALPS Advisors, Inc., a Colorado corporation (the Adviser”), and RiverNorth Opportunities Fund, Inc., a Maryland corporation (the “Fund”).

WHEREAS, the Fund is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has received the requisite approval (as required under the 1940 Act) of the Board of Directors (the “Board”) of the Fund and the majority of the Fund’s stockholders, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            Appointment of the Adviser. The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Amendment and Restatement, as may be amended from time to time (the “Articles”), and in accordance with the stated investment objectives, policies and restrictions of the Fund as from time to time are in effect pursuant to the Fund’s Prospectus and Statement of Additional Information or the direction of the Board (the “Investment Policies”), and in the manner and to the extent as may from time to time be approved by the Board. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund with full discretion to invest and reinvest the Fund’s assets in accordance with the Articles and the Investment Policies, subject to the Board’s general supervision and direction. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.            Delivery of Fund Documents. The Fund has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

(a)         Articles;

(b)         By-laws (the “By-Laws”);

(c)         Resolutions of the Board of Directors of the Fund selecting ALPS Advisors, Inc. as Adviser to the Fund and approving the form of this Agreement; and

(d)         the Fund’s most recently filed Registration Statement on Form N-2, including its Prospectus and Statement of Additional Information (the “Registration Statement”).

The Fund will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.            Services provided by the Adviser. Subject to the general supervision and direction of the Board, the Adviser will: (a) manage the Fund’s assets and continuously invest and reinvest the Fund’s assets on a fully discretionary basis; (b) furnish a continual investment program for the Fund in accordance with the Fund’s Investment Policies; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Fund with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund, and what securities shall be held or sold by the Fund; (g) determine what portion of the Fund’s assets shall be held uninvested; (h) review asset allocations and investment policies with the Board every quarter; (i) advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund; and (j) otherwise manage the Fund’s business affairs.

In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities or other assets that the Fund may hold or contemplate purchasing. Further, the Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

The Adviser may provide the services described in (a), (c) (f) and (g) above, either directly or by appointing suitable sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Adviser’s responsibilities under Section 7 (brokerage selection), Section 9 (books and records), Section 10(b) (valuation and significant events) and Section 11 (voting) with respect to a Sub-Adviser’s Sub-Account (defined below) shall be fulfilled by that Sub-Adviser. The appointment of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Fund. Further, Sub-Advisers shall serve as such only pursuant to a written agreement that complies in all respects with, and has been approved in accordance with, applicable requirements of the 1940 Act. With respect to any and all Sub-Advisers, the Adviser will (a) advise the Board which Sub-Advisers the Adviser believes are best suited to serve as such with respect to the assets of the Fund to be allocated to separate sub-accounts (“Sub-Accounts”) of such Sub-Adviser; (b) monitor and evaluate the investment performance of each Sub-Adviser’s Sub-Account; (c) allocate and reallocate the portion of the Fund’s assets to be managed by each Sub-Adviser in its Sub-Account; (d) recommend terminations or additions of Sub-Advisers when deemed appropriate by the Adviser; (e) coordinate and monitor the investment activities of the Sub-Advisers relative to the Sub-Accounts to ensure compliance with the Fund’s Investment Policies and applicable laws, including the 1940 Act and Internal Revenue Code of 1986, as amended; (f) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the Fund’s Investment Policies and with any other policies, restrictions, guidelines or limitations of the Fund or the Adviser relative to the Sub-Adviser’s management of the Sub-Account; and (g) provide reports and information to the Fund regarding the Sub-Advisers and their performance as the Fund may reasonably request from time to time. Sub-Advisers will be compensated from the Adviser’s fee hereunder and will not receive a separate fee from the Fund.

The Adviser is also responsible for making recommendations to the Board regarding, and monitoring (for purposes of 1940 Act compliance, general market conditions and otherwise), the Fund’s use of bank borrowings (other than reverse repurchase agreements) or other similar term loans and the Fund’s issuance of preferred shares (or other “senior securities” in the form of debt or stock pursuant to Section 18 of the 1940 Act) if any. Notwithstanding anything contained herein to the contrary, should a Sub-Adviser choose to utilize reverse repurchase agreement obligations, derivative instruments or other instruments or trading practices that, according to the Securities and Exchange Commission (“SEC”) or its staff, may cause senior securities concerns, the Fund acknowledges that the monitoring of the use of such instruments or trading practices for compliance with the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, is the responsibility of the Sub-Adviser and not the Adviser.

The Adviser will also execute the roadshow by providing the Fund with a sales team for the roadshow including regional wholesalers, internal wholesalers and members of the Adviser’s senior management team. The Adviser will: (a) assist in writing and developing all sales and marketing materials for the Fund; (b); coordinate the roadshow and syndication; (c) provide secondary market support to the Fund with the wholesaling team; (d) provide a toll free phone line with registered representatives; (e) produce marketing pieces (including fact sheets, slicks and brochures); (f) create presentations related to the Fund; and (g) create web architecture, design, layout and maintenance.

In all of its activities hereunder, the Adviser and its directors, officers and employees shall act in strict conformity with the Investment Policies, the Articles and By-laws, the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and any and all other applicable laws, rules or regulations.

4.        Allocation of Charges and Expenses. The Adviser will make available, without expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or directors of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its services under this Agreement, including compensation of and office space for directors, officers and employees of the Adviser connected with management of the Fund and compensation of Sub-Advisers. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing the Fund’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5.           Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Fund a management fee, calculated on a monthly basis at the annual rate of 1.00% of the Fund’s average Managed Assets” during the month. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). For this purpose, asset values will be the same as those that the Fund uses to calculate its daily net asset value pursuant to the requirements of the 1940 Act. If the Adviser provides services to the Fund under this Agreement for a period of less than a full calendar month, the Advisory Fee will be proportionately reduced to reflect only the number of days during the month the Fund was under the Adviser’s management. Compensation of Sub-Advisers shall be paid from the amounts paid to the Adviser hereunder.

6.           Services to Other Accounts. The Fund understands that the Adviser acts as investment adviser to other managed accounts. Whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security or other assets, available purchase or sale opportunities will be allocated among the Adviser’s advisory accounts in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be fair and equitable to each entity under the specific circumstances and consistent with Adviser’s fiduciary duties. The Fund recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Fund understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7.           Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of securities and other assets for the account of the Fund, neither the Adviser nor any of its directors, trustees, officers, employees or other “affiliated person” (as that term is defined in the 1940 Act) will act as a principal or agent or receive any commission or other compensation with respect to such purchases or sales. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities or other assets for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Subject to the foregoing, the Adviser may, on behalf of the Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the Fund and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. It is recognized that the services provided by such brokers may be useful to the Adviser in connection with the Adviser’s services to other clients in addition to the Fund.

8.           Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9.           Books and Records. The Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Fund including, without limitation, the books and records required by Rule 31a-l under the 1940 Act. The Adviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act. The Adviser further agrees that all books and records maintained hereunder shall be made available to the Fund at any time upon reasonable request, including facsimile, as soon as practicable. Upon termination of this Agreement, the Adviser, at it expense, shall promptly upon demand, return to the Fund any and all such records in a format reasonably requested by the Fund. The Adviser shall not be required to maintain books and records that are required to be maintained by the Fund’s administrator (other than those that the Adviser is nevertheless required to maintain pursuant to applicable laws and regulations).

10.           Reports, Information and Valuation.

(a)         The Adviser will furnish to the Fund, from time to time and as the Fund may request, reports and other data or information on portfolio transactions and reports and other data or information on investments held in the portfolio or regarding the Sub-Advisers, all in such detail and in such frequency as may be reasonably requested from time to time. The Adviser will also provide the Fund, on a regular basis, with economic and investment analysis and reports or other investment services normally available to institutional or other clients of the Adviser. The Adviser will make available its officers and employees to discuss with the Board the investments of the Fund and the Sub-Advisers’ performance, quarterly, or upon due notice, at a time requested by the Board. The Adviser further agrees that it will not change the Fund’s investment strategies, as set forth in the Investment Policies, without the Fund’s approval, or change portfolio managers or portfolio management team members, or other key personnel, without providing prompt notice to the Fund.

(b)         On an ongoing basis, the Adviser shall monitor market developments for significant events occurring after the close of the primary markets for particular portfolio investments that may materially affect their value, and shall promptly notify the Fund of any such event that comes to the Adviser’s attention. In addition, the Adviser will respond promptly to a request from the Fund for information needed to assist the Fund in the valuation of any portfolio investment, and to provide to the Fund such information as is in the Adviser’s possession regarding the same.

(c)         The Adviser shall also cooperate with the Fund’s legal counsel, any counsel to the Fund’s directors who are not “interested persons” of the Fund (as that term is defined under the 1940 Act) and the Fund’s independent public accounting firm.

11.           Voting. The Adviser will, unless and until otherwise directed by the Fund, exercise all investor rights with respect to assets held by the Fund, including but not limited to voting proxies pursuant to its proxy voting policies and procedures. If requested by the Fund, the Adviser will report to the Fund regarding such voting in a format reasonably requested by the Fund. The Adviser represents that it has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund in compliance with the requirements of Rule 206(4)-6 under the Advisers Act. The Adviser shall promptly provide notice and copies of any material changes to its policies procedures or other guidelines for voting proxies to the Fund. Upon request, the Adviser shall provide the Fund with a complete and current copy of its policies, procedures and other guidelines or a description of the same for the purpose of disclosing such information as required by applicable law.

The Adviser will promptly inform and forward to the Fund any and all information received by Adviser relating to any class action or other litigation, any bankruptcy matters, or any other legal proceedings involving the Fund’s portfolio investments.

12.           Compliance Matters. The Adviser shall promptly provide the Fund’s Chief Compliance Officer (“CCO”), upon request, copies of its policies and procedures for compliance by the Adviser and the Fund with the Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and promptly provide the CCO with copies of any material changes to those policies and procedures. The Adviser shall cooperate with the CCO as to facilitate the CCO’s performance of his/her responsibilities under Rule 38a-1 to review, evaluate and report to the Board on the operation of the Adviser’s compliance policies and procedures and shall promptly report to the CCO any “Material Compliance Matter” as defined by Rule 38a-1(e)(2). At least annually, the Adviser shall provide a certification to the CCO to the effect that the Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Fund and the Adviser with the Federal Securities Laws.

13.          Representations and Certifications. The Fund makes the following representations to the Adviser: (i) the Fund is a Maryland corporation duly registered as a closed-end management investment company under the 1940 Act; (ii) the execution, delivery and performance by the Fund of this Agreement are within the Fund’s powers and have been duly authorized by all necessary action on the part of the Board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Fund for the execution, delivery and performance by the Fund of this Agreement; (iii) the execution, delivery and performance by the Fund of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, the Declaration, or any agreement, judgment, injunction, order, decree or other instrument binding upon the Fund; and (iv) this Agreement is a valid and binding agreement of the Fund, enforceable against it in accordance with the terms hereof.

The Adviser makes the following representations to the Fund:

(a)         The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Fund of the occurrence of any pending or existing event or circumstance that would disqualify Adviser or its directors, officers or employees from serving as investment adviser, director or officer of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)         The Adviser will discharge its duties under this Agreement in accordance with the applicable provisions of the 1940 Act, the Advisers Act, the rules and regulations thereunder, and any and all other applicable laws.

(c)         The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement.

(d)         The execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(e)         This Agreement is a valid and binding agreement of the Adviser, enforceable against it in accordance with the terms hereof.

(f)          The Form ADV of the Adviser, to be provided to the Fund in connection with the execution of this Agreement, is a true and complete copy of the form as currently in effect.

(g)         The Adviser’s Code of Ethics, as provided to the Fund in connection with the approval of this Agreement, has been duly adopted by the Adviser and meets the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.

(h)         The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(i)          The Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Adviser and its supervised persons of the Federal Securities Laws (as defined under the 1940 Act and the Advisers Act).

(j)          There is no material fact provided by the Adviser respecting or relating to the Adviser that is contained in the Registration Statement that is untrue or inaccurate in any material respect. The Adviser will notify the Fund promptly of any material fact that the Adviser previously provided respecting or relating to the Adviser that is contained in the Registration Statement that becomes untrue or inaccurate in any material respect.

All representations and warranties made pursuant to this section shall survive for the duration of this Agreement, and each party hereto, upon becoming aware that any of its representations and warranties are no longer true in a material respect, shall promptly notify the other party.

Within forty-five (45) days after the end of each calendar year during that this Agreement is in effect, and as otherwise requested by the Fund, the Adviser shall certify to the Fund that it has complied with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 under the Advisers Act during the previous year and that there has been no material violation of the Adviser’s Code of Ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the Fund’s written request, the Adviser shall permit the Fund to examine the reports required to be provided to the Adviser under Rule 17j-1 and Rule 204A-1, and all other records relative to the Adviser’s Code of Ethics.

14.          Duration, Termination and Interpretation of this Agreement. This Agreement shall remain in force for an initial term of two years. The Agreement shall continue thereafter only so long as such continuance is specifically approved at least annually by the Board and by a majority of the members of the Board who are not interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice to the Adviser, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund. This Agreement also may be terminated by the Adviser on no less than sixty (60) days written notice to the Fund.

This Agreement shall automatically terminate in the event of its assignment. The Adviser agrees to provide the Fund with reasonable written notice of any event(s), transaction(s) or circumstance(s), that could result in an assignment of the Agreement. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended or interpreted by the SEC or its staff, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15.          Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or removed only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or removal is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Fund, in accordance with the 1940 Act. To the extent legal counsel to the Fund concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

16.          Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Counsel

To the Fund at:

RiverNorth Opportunities Fund, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: President

17.          Entire Agreement; Governing Law; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Delaware law in a manner not in conflict with the provisions of the 1940 Act. To the extent that the laws of the State of Delaware conflict with applicable provision of the 1940 Act, the latter shall control. There are no third party beneficiaries of this Agreement.

18.          Confidentiality. Any information about a party hereto that such party, supplies to the other party to this Agreement, which is not otherwise in the public domain or previously known to the receiving party, shall be regarded as confidential and held in the strictest confidence. Similarly, any information about a party hereto that is generated or recorded by the other party hereto pursuant to this Agreement, which is not otherwise in the public domain, also shall be regarded as confidential and held in the strictest confidence (such information, together with the information referenced in the previous sentence, collectively, “Confidential Information”). Confidential Information includes, but is not limited to: the books and records referenced in Section 9 hereof, and any other data, records or other information in any form regarding the securities or other assets held or to be acquired by the Fund, the transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement.

No party may use Confidential Information about the other party, except solely: (i) for the legitimate business purposes of the Fund for which the Confidential Information was provided, generated or recorded; or (ii) as specifically agreed to in writing by the other party to which the Confidential Information pertains. No party may disclose to others Confidential Information about the other party, except solely: (i) as may be required by applicable law or compelled by judicial or regulatory authority having competent jurisdiction over the party; or (ii) as specifically agreed to in writing by the other party to which the Confidential Information pertains. Notwithstanding the foregoing, the Fund may disclose Confidential Information regarding the Adviser to a third party for the legitimate business purposes of the Fund for which the Confidential Information was provided, generated or recorded.

Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party or such securities. Lastly, the Adviser may not consult with any other investment advisers of the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with and otherwise fulfilling the obligations under this Agreement, or complying with the 1940 Act or SEC rules or regulations applicable to the Fund.

Nothing in this Agreement shall be construed to prevent the Adviser from lawfully giving other persons investment advice about, or lawfully trading on their behalf in, the shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

19.          Miscellaneous. Neither the holders of shares of the Fund nor the officers or directors of the Fund in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. The preceding sentence, and Sections 8, 9, 14 (regarding interpretation), 16, 17, 18 and 19 shall survive the termination of this Agreement.

20.          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.		RIVERNORTH OPPORTUNITIES FUND, INC.

By:	/s/ Edmund Burke	By:	/s/ Jeremy May
Name:	Edmund Burke	Name:	Jeremy May
Title:	President	Title:	President

APPENDIX C
Information about Each Director and the Fund’s Officers

The table below sets forth the names and age of the Directors and principal officers of the Fund, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Director or the Fund Complex, and their other directorships of public companies. There are no familial relationships among the officers and Directors. Unless noted otherwise, the address for the Directors and officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

INDEPENDENT DIRECTORS

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2023. Has served since 2013.	Managing Partner, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present).
J. Wayne Hutchens (1944)	Director	Current term expires in 2023. Has served since 2013.	Currently retired. Trustee Emeritus, Denver Museum of Nature and Science (2000 to present); Executive Director, CU Real Estate Foundation (2009 to present); Director, AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to present)
John S. Oakes (1943)	Chairman and Director	Current term expires in 2021. Has served since 2013.	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present).
David M. Swanson (1957)	Director	Current term expires in 2022. Has served since 2013.	Founder & Managing Partner of SwanDog Strategic Marketing (marketing consulting firm) (2006 - present).

INTERESTED DIRECTORS(5) AND OFFICERS(2)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Patrick W. Galley(3) (1975)	Director	Current term expires in 2022. Has served since 2013.	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).
Jerry Raio (1964)(4)	Director	Current term expires in 2021. Has served since 2019.	President, Arbor Lane Advisors, Inc. (Since 2018); Board Member of each of FLX Distribution, (2020 to present); Qudos Technologies (2019 to present); and Quantify Crypto (2021 to present); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).
Kathryn A. Burns (1976)	President	Has served since 2019 as President.	Ms. Burns is Vice President, Director of Fund Operations of ALPS Advisors, Inc. (since 2018). Ms. Burns served as the Fund’s Treasurer from September 2018 until June 2019. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Ms. Burns is also President of ALPS Variable Investment Trust and Principal Real Estate Income Fund and Treasurer of ALPS ETF Trust.
Erich Rettinger (1985)	Treasurer	Has served since 2021.	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Variable Investment Trust. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.
Sareena Khwaja-Dixon (1980)	Secretary	Has served since 2020.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Principal Legal Counsel and Vice President of ALPS Fund Services, Inc. Ms. Khwaja-Dixon is also Secretary of Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Clough Funds Trust and Assistant Secretary of RiverNorth Specialty Finance Corp, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., and RiverNorth Opportunistic Municipal Income Fund, Inc.

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Matthew Sutula (1985)	Chief Compliance Officer	Has served since 2019.	Matthew Sutula is Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) and Chief Compliance Officer of Red Rocks Capital LLC (“RRC”), a subsidiary. Mr. Sutula is also Chief Compliance Officer of ALPS ETF Trust, Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. Mr. Sutula joined ALPS in 2012. Prior to his current role, Mr. Sutula served as interim Chief Compliance Officer of AAI and RRC. Previously he held other positions, including Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases.
(1)	Each Director’s term is three years.
(2)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board.
(3)	Mr. Galley is considered an “Interested Director” because of his affiliation with the Adviser.
(4)	Mr. Raio is considered an “Interested Director” because of his current position as a director of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of; and his prior affiliation with Wells Fargo Securities, LLC, which previously served as a broker and underwriter for certain funds advised by the Adviser.
(5)	“Interested Directors” refers to those Directors who constitute “interested persons” of the Fund as defined in the 1940 Act.

APPENDIX D
Principal Shareholders of the Fund

As of May 9, 2022, the following persons were the owners of more than 5% of the outstanding shares of the Fund. Persons owning 25% or more of the outstanding of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome of any matter requiring the approval of shareholders of the Fund. Except as noted in the below table and footnotes, based on a review of Schedule 13D and Schedule 13G filings as of the Record Date, there are no other persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares or Preferred Shares.

Title of Share Class	Shareholder Names and Addresses	Number of Shares	Percentage Held Fund
Common Shares	Morgan Stanley 1585 Broadway New York, NY 10036	969,317	5.34%

D-1

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTION:
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage- paid envelope

Please detach at perforation before mailing.

RIVERNORTH OPPORTUNITIES FUND, INC.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2022

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Kathryn Burns, Erich Rettinger, Sareena Khwaja-Dixon, and Owen Niland, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth Opportunities Fund, Inc (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held on June 29, 2022 at 10:00 a.m. (Mountain Standard Time) (the “Meeting”) as a telephone conference call meeting at which no one will be allowed to attend in person, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposal 1, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

ROF_32717_041122
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to Be Held on June 29, 2022.
The Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/alp-32717

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please note: Because of the public health concerns regarding the coronavirus (COVID-19) pandemic, we will be hosting this year’s Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email stockholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time on June 24, 2022 and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

A	Proposals THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.
		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement with RiverNorth Capital Management, LLC for the Fund.	☐	☐	☐
2.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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